LOAN AGREEMENT


          AGREEMENT dated as of February 8, 2001, between GBI CAPITAL MANAGEMENT CORP., a Florida corporation, having an address at 1055 Stewart Avenue, Bethpage, New York 11714 ("Borrower"), and FROST-NEVADA, LIMITED PARTNERSHIP, a Nevada limited partnership, having an address at 3500 Lakeside Court, Suite 200, Reno, Nevada 89509 ("Lender").

                              W I T N E S S E T H:

                                    ARTICLE I

                                    THE LOAN

         SECTION 1.1 Commitment and Loan. (a) Subject to the terms and conditions of this Agreement, at the request of Borrower, Lender agrees to lend to Borrower the aggregate sum of Ten Million Dollars ($10,000,000) (the "Commitment"). Lender shall advance the funds due under the Commitment to Borrower (the "Loan") concurrently with, and subject to, the closing ("Closing") of the transactions contemplated by that certain Stock Purchase Agreement dated February 8, 2001, among Borrower, New Valley Corporation, Ladenburg, Thalmann Group Inc. ("LTGI"), Ladenburg, Thalmann & Co. Inc. ("Ladenburg") and Berliner (the "Stock Purchase Agreement").

         SECTION 1.2 Maturity of Loan. The Loan, together with interest thereon, shall be repayable by Borrower on December 31, 2005.

         SECTION 1.3 Interest. The Loan shall bear interest until maturity at the rate of eight and one half percent (8-1/2%) per annum, payable on March 31, June 30, September 30 and December 31 of each year, commencing June 30, 2001. If the Loan is not paid in full when due, the Loan shall bear interest at the rate of 15% per annum on the unpaid principal amount thereof, payable on demand.



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         SECTION 1.4 Promissory Note. Upon the advance of the Loan to Borrower,
Borrower shall execute and deliver to Lender a promissory note in the form of
Exhibit I annexed hereto (the "Lender Note"). The terms and conditions of the Lender Note are incorporated herein by reference as if fully set forth herein. In the event of conflict between the provisions of this Agreement and the provisions of the Lender Note, the provisions of the Lender Note shall govern.

         SECTION 1.5 Use of Proceeds. The proceeds of the Loan shall be used by Borrower only for making payment of the cash portion of the Purchase Price (as defined in the Stock Purchase Agreement).

         SECTION 1.6 Security. To secure Borrower's obligation to repay the Loan, Borrower hereby grants to Lender a security interest in and to the Ladenburg Stock (as defined in the Stock Purchase Agreement) and the proceeds thereof, in accordance with the provisions of a Pledge and Security Agreement in the form annexed hereto as Exhibit II to be entered into by the Borrower, LTGI , Berliner and the Collateral Agent party thereto upon the Closing ("Pledge Agreement"). The terms and conditions of the Pledge Agreement are incorporated herein by reference as if fully set forth herein. In the event of a conflict between the provisions of this Agreement and the provisions of the Pledge Agreement, the provisions of the Pledge Agreement shall govern.

         SECTION 1.7 Conditions. The obligation of Lender to fund the Loan shall be subject to the Closing under the Stock Purchase Agreement and the delivery by Borrower of the Lender Note and the Pledge Agreement and the Ladenburg Stock pursuant to the Pledge Agreement.

         SECTION 1.8 Nature of the Notes. The Lender Note and the notes to be issued to the Sellers pursuant to the Stock Purchase Agreement in partial payment of the Purchase Price thereunder (the "Purchase Notes") shall be pari passu in all respects and shall be entitled to share ratably in all payments made and security granted with respect to any of them. No modification shall be made to any of the Purchaser Notes or any of the terms thereof without the prior written consent of the Lender.



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                                   ARTICLE II
                                 REPRESENTATIONS

         SECTION 2.1 Representations of Borrower. In order to induce Lender to make the Loan, Borrower hereby represents and warrants to Lender as follows:

                    (a) Borrower is a corporation duly incorporated, organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

                    (b) Borrower has full power and authority to enter into this Agreement, to make the borrowing hereunder, to execute and deliver the Lender Note and the Pledge Agreement (collectively with this Agreement, the "Loan Documents"), and to incur and perform all the obligations provided for herein and therein but subject to the receipt of the Stockholder Approval (as defined in the Stock Purchase Agreement). The execution and delivery by Borrower of, and the performance by Borrower of its obligations under, this Agreement and the other Loan Documents have been duly authorized by all necessary corporate action other than the Stockholder Approval.

                    (c) This Agreement constitutes, and the other Loan Documents when executed and delivered pursuant hereto will constitute, the valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except to the extent limited by bankruptcy, insolvency, reorganization, liquidation, readjustment of debt or other law of general application relating to or affecting the enforcement of creditors' rights and to the discretion of the courts with respect to the enforceability of equitable remedies.

                    (d) At the Closing there will exist no material security interests, liens, mortgages, encumbrances or other restrictions upon the Collateral (as defined in the Pledge Agreement) other than the security interest granted pursuant to the Pledge Agreement.


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                    (e) The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents does not contravene any law, regulation, order or contractual restriction binding on or affecting Borrower and material to Borrower, its business, operations and properties.

                    (f) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of this Agreement or the matters contemplated herein and for Lender to enjoy the benefits conferred hereby except such filings as may be necessary to perfect the security interest granted under the Pledge Agreement.

                    (g) Borrower is not in breach of or in default under any material judgment, decree or order applicable to Borrower or any of Borrower's properties.

                    (h) There is no pending or threatened action or proceeding affecting Borrower before any court, governmental agency or arbitrator which may materially adversely affect the financial condition of Borrower or Borrower's ability to perform its obligations hereunder or under the other Loan Documents.

         SECTION 2.2 Representations of Lender. The Lender Note and all shares of Purchaser Common Stock (as defined in the Stock Purchase Agreement) issuable upon conversion of the Lender Note are being acquired by Lender for its own account and not with a view towards distribution thereof. Lender understands that it must bear the economic risk of its investment in the Lender Note and such Purchaser Common Stock, which cannot be sold by it unless registered under the 1933 Act (as defined in the Stock Purchase Agreement) or an exemption therefrom is available thereunder. Lender has had both the opportunity to ask questions and receive answers from the officers and directors of Borrower and all persons acting on its behalf concerning the business and operations of Borrower and to obtain any additional information to the extent Borrower possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of such information. Lender acknowledges receiving and reviewing copies of the Purchaser SEC Filings referred to in Section 4.4 of the Stock Purchase Agreement. The

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certificates representing the Purchaser Common Stock issuable upon conversion of the Lender Note shall bear a legend (which shall be removed on furnishing to Borrower an opinion of counsel to Lender reasonably satisfactory to Borrower that such legend is no longer required) to the effect that the shares represented thereby may not be transferred except upon compliance with the registration requirements of the 1933 Act (or an exemption therefrom) and the provisions of the Investor Rights Agreement referred to in the Stock Purchase Agreement.

                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1 Notices. Any and all notices, requests, demands, consents, approvals or other communications required or permitted to be given under any provision of this Agreement shall be in writing and shall be deemed given upon personal delivery or the mailing thereof by first class, registered or certified mail, return receipt requested, postage prepaid, by telecopier or facsimile, or by overnight delivery service or by courier service to the addresses listed at the head of this Agreement or the telecopier/facsimile number listed beneath the respective signatures hereto. Any party may change its address for the purposes of this Agreement by notice to the other party given as aforesaid. Copies of all notices given to Borrower shall be sent to Graubard Mollen & Miller, 600 Third Avenue, New York, New York 10016, Attention: David Alan Miller, Esq.,
Telecopier: 212- 818-8881 and copies of all notices given to Lender shall be sent to Akerman, Senterfitt & Eidson, P.A., SunTrust International Center, One Southeast Third Avenue, 28th Floor, Miami, Florida 33131- 1714, Attention: Teddy
D. Klinghoffer, Esq., Telecopier: 305-374-5095.

         SECTION 3.2 No Waiver; Cumulative Remedies; Amendments. No failure to exercise and no delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No modification, or waiver of any provision of this Agreement or the other Loan Documents, no consent to any departure by Borrower from the provisions hereof or thereof shall be effective unless the same shall be effective only in


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the specific instance and for the purpose for which it is given. No notice to
Borrower shall entitle Borrower to any other or further notice in other or similar circumstances unless expressly provided for herein. No course of dealing between Borrower and Lender shall operate as a waiver of any of the rights of Lenders under this Agreement. Lender acknowledges that the obligations of Borrower under the Stock Purchase Agreement are not conditioned upon the extending of the Loan by Lender and that the breach by Lender of its obligation to extend the Loan if requested by Borrower will cause irreparable harm to Borrower for which any remedy at law will be inadequate and agrees not to oppose any demand for specific performance and injunctive and other equitable relief in case of any such breach or attempted breach.

         SECTION 3.3 Captions. The captions of the various sections and subsections of this Agreement have been inserted only for the purposes of convenience, and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

         SECTION 3.4 Survival of Agreements. All agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of the Loan hereunder, and shall continue in full force and effect until the indebtedness of Borrower under the Lender Note and all other obligations hereunder and thereunder have been paid in full.

         SECTION 3.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not transfer or assign any of its rights or interests hereunder without the prior written consent of Lender.

         SECTION 3.6 Construction. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. BORROWER, IN ANY LITIGATION IN WHICH LENDER SHALL BE AN ADVERSE PARTY, WAIVES TRIAL BY JURY, WAIVES THE RIGHT TO CLAIM THAT A FORUM SPECIFIED HEREIN IS AN INCONVENIENT FORUM AND WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, DEDUCTION OR COUNTERCLAIM OF

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ANY NATURE OR DESCRIPTION AND CONSENTS TO THE JURISDICTION OF THE COURTS (CITY,
STATE AND FEDERAL) LOCATED IN THE CITY, COUNTY AND STATE OF NEW YORK AND TO SERVICE OF PROCESS BY REGISTERED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ABOVE OR SUCH OTHER ADDRESS AS BORROWER SHALL NOTIFY LENDER IN WRITING IS TO BE
USED FOR SUCH PURPOSE. If any of the provisions of this Agreement shall be or become illegal or unenforceable under any law, the other provisions shall remain in full force and effect.

         SECTION 3.7 Interest. Anything in the Agreement or the other Loan Documents to the contrary notwithstanding, Lender shall not charge, take or receive, and Borrower shall not be obligated to pay, interest in excess of the maximum rate from time to time permitted by applicable law.

         SECTION 3.8 Currency. All amounts of currency expressed hereunder or under the other Loan Documents shall refer to United States dollars.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                               GBI CAPITAL MANAGEMENT CORP.

                                        /s/ Richard Rosenstock
                               By:___________________________________________
                                    Name: Richard Rosenstock
                                    Title: President
                                    Telecopier No.: 516-470-1050


                                FROST-NEVADA, LIMITED PARTNERSHIP
                               By: Frost-Nevada Corporation, General Partner

                                        /s/ David Moskowitz
                               By:_______________________________________
                                    Name: David Moskowitz
                                    Title: President
                                    Telecopier No.: 775-827-2185



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